Exhibit 99.2

Summary of Unaudited Pro Forma Financial Information

The following unaudited financial information reflects the pro forma condensed consolidated balance sheets as of September 30, 2019 and the pro forma consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016 for each of Huntsman Corporation and Huntsman International LLC (collectively, the “Company”), giving effect to the sale of its chemical intermediates businesses, which included PO/MTBE, and its surfactants businesses (collectively, the “Chemical Intermediates Businesses”). The condensed consolidated statements of operations for the nine months ended September 30, 2019, as included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019, already reflect the results of operations of the Chemical Intermediates Businesses as discontinued operations. Accordingly, no pro forma condensed consolidated statements of operations for the nine months ended September 30, 2019 are included herein.

The unaudited pro forma consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016 give effect to the sale as if the sale transaction occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheets as of September 30, 2019 assume the sale occurred on September 30, 2019.

The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transaction been completed as of the date thereof or as of the beginning of the periods presented therein. The pro forma adjustments, as described in the accompanying notes to the pro forma condensed consolidated balance sheets and consolidated statements of operations, are based upon available information and certain assumptions the Company believes are reasonable. The pro forma financial information should be read in conjunction with the Company’s unaudited condensed consolidated financial statements included in its Form 10-Q for the quarterly period ended September 30, 2019 and the Company’s consolidated financial statements included in its Form 10-K for the year ended December 31, 2018.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2019

(In millions)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$418	$1,895	(2)	$2,313
Accounts and notes receivable, net	1,078			1,078
Accounts receivable from affiliates	12			12
Inventories	961			961
Prepaid expenses	53			53
Other current assets	99			99
Current assets held for sale	1,108	(1,108	)(1)	-
Total current assets	3,729	787		4,516
Property plant and equipment, net	2,324			2,324
Investment in unconsolidated affiliates	454			454
Intangible assets, net	202			202
Goodwill	274			274
Deferred income taxes	309			309
Notes receivable from affiliate	34			34
Operating lease right-of-use assets	356			356
Other noncurrent assets	433			433
Total assets	$8,115	$787		$8,902

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$715			$715
Accounts payable to affiliates	29			29
Accrued liabilities	406	$400	(4)	806
Current portion of debt	132			132
Current operating lease liabilities	37			37
Current liabilities held for sale	586	(586	)(1)	-
Total current liabilities	1,905	(186)		1,719
Long-term debt	2,204			2,204
Deferred income taxes	198	100	(4)	298
Noncurrent operating lease liabilities	349			349
Other noncurrent liabilities	821			821
Total liabilities	5,477	(86)		5,391
Equity
Huntsman Corporation stockholders’ equity:
Common stock	3			3
Additional paid-in capital	4,009			4,009
Treasury stock	(623)			(623)
Unearned stock-based compensation	(21)			(21)
Retained earnings	424	825	(3)	1,249
Accumulated other comprehensive loss	(1,310)	48	(1)	(1,262)
Total Huntsman Corporation stockholders’ equity	2,482	873		3,355
Noncontrolling interests in subsidiaries	156			156
Total equity	2,638	873		3,511
Total liabilities and equity	$8,115	$787		$8,902

(1)	Reflects the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects receipt of the sale consideration, less transaction costs.

(3)	Reflects the preliminary gain on the sale transaction, net of taxes.

(4)	Reflects the estimated current and deferred income taxes associated with the gain recognized upon closing of the sale transaction.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2018

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$9,220	$(1,769	)(1)	$7,451
Related party sales	159	(6	)(1)	153
Total revenues	9,379	(1,775)		7,604

Cost of goods sold	7,354	(1,514	)(1)	5,840

Gross profit	2,025	(261)		1,764

Operating expenses:
Selling, general and administrative	830	(41	)(1)	789
Research and development	152	(7	)(1)	145
Restructuring, impairment and plant closing credits	(5)	(2	)(1)	(7)
Merger costs	2			2
Other operating expense, net	8			8
Total operating expenses	987	(50)		937
Operating income	1,038	(211)		827

Interest expense	(115)			(115)
Equity in income of investment in unconsolidated affiliates	55			55
Fair value adjustments to Venator investment	(62)			(62)
Loss on early extinguishment of debt	(3)			(3)
Other income, net	29	3	(1)	32
Income from continuing operations before income taxes	942	(208)		734

Income tax expense	(97)	52	(2)	(45)

Income from continuing operations	$845	$(156)		$689

Basic income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$3.21	$(0.66	)(3)	$2.55
Weighted average shares	238.1			238.1

Diluted income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$3.16	$(0.65	)(3)	$2.51
Weighted average shares	241.6			241.6

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

(3)	Reflects the basic and diluted per share impact of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2017

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$8,208	$(1,524	)(1)	$6,684
Related party sales	150	11	(1)	161
Total revenues	8,358	(1,513)		6,845

Cost of goods sold	6,552	(1,358	)(1)	5,194

Gross profit	1,806	(155)		1,651

Operating expenses:
Selling, general and administrative	798	(39	)(1)	759
Research and development	138	(6	)(1)	132
Restructuring, impairment and plant closing costs	20	(1	)(1)	19
Merger costs	28			28
Other operating income, net	(23)	7	(1)	(16)
Total operating expenses	961	(39)		922
Operating income	845	(116)		729

Interest expense	(165)			(165)
Equity in income of investment in unconsolidated affiliates	13			13
Loss on early extinguishment of debt	(54)			(54)
Other income, net	8			8
Income from continuing operations before income taxes	647	(116)		531

Income tax expense	(64)	44	(2)	(20)

Income from continuing operations	$583	$(72)		$511

Basic income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$2.01	$(0.30	)(3)	$1.71
Weighted average shares	238.4			238.4

Diluted income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$1.96	$(0.30	)(3)	$1.66
Weighted average shares	243.9			243.9

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

(3)	Reflects the basic and diluted per share impact of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2016

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$7,387	$(1,369	)(1)	$6,018
Related party sales	131	(3	)(1)	128
Total revenues	7,518	(1,372)		6,146

Cost of goods sold	6,000	(1,175	)(1)	4,825

Gross profit	1,518	(197)		1,321

Operating expenses:
Selling, general and administrative	772	(29	)(1)	743
Research and development	137	(7	)(1)	130
Restructuring, impairment and plant closing costs	47	(16	)(1)	31
Other operating income, net	(101)	2	(1)	(99)
Total operating expenses	855	(50)		805
Operating income	663	(147)		516

Interest expense	(203)			(203)
Equity in income of investment in unconsolidated affiliates	5			5
Loss on early extinguishment of debt	(3)			(3)
Other income, net	12			12
Income from continuing operations before income taxes	474	(147)		327

Income tax expense	(109)	53	(2)	(56)

Income from continuing operations	$365	$(94)		$271

Basic income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$1.41	$(0.40	)(3)	$1.01
Weighted average shares	236.3			236.3

Diluted income per share:
Income from continuing operations attributable to Huntsman Corporation common stockholders	$1.39	$(0.39	)(3)	$1.00
Weighted average shares	239.6			239.6

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

(3)	Reflects the basic and diluted per share impact of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2019

(In millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$417	$1,895	(2)	$2,312
Accounts and notes receivable, net	1,078			1,078
Accounts receivable from affiliates	408			408
Inventories	961			961
Prepaid expenses	51			51
Other current assets	102			102
Current assets held for sale	1,108	(1,108	)(1)	-
Total current assets	4,125	787		4,912
Property plant and equipment, net	2,324			2,324
Investment in unconsolidated affiliates	454			454
Intangible assets, net	202			202
Goodwill	274			274
Deferred income taxes	309			309
Notes receivable from affiliate	34			34
Operating lease right-of-use assets	356			356
Other noncurrent assets	433			433
Total assets	$8,511	$787		$9,298

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$714			$714
Accounts payable to affiliates	112			112
Accrued liabilities	403	$400	(4)	803
Notes payable to affiliates	100			100
Current portion of debt	132			132
Current operating lease liabilities	37			37
Current liabilities held for sale	586	(586	)(1)	-
Total current liabilities	2,084	(186)		1,898
Long-term debt	2,204			2,204
Notes payable to affiliates	291			291
Deferred income taxes	195	100	(4)	295
Noncurrent operating lease liabilities	349			349
Other noncurrent liabilities	813			813
Total liabilities	5,936	(86)		5,850
Equity
Huntsman International LLC members’ equity:
Members’ equity	3,673			3,673
Retained earnings	47	825	(3)	872
Accumulated other comprehensive loss	(1,301)	48	(1)	(1,253)
Total Huntsman International LLC members’ equity	2,419	873		3,292
Noncontrolling interests in subsidiaries	156			156
Total equity	2,575	873		3,448
Total liabilities and equity	$8,511	$787		$9,298

(1)	Reflects the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects receipt of the sale consideration, less transaction costs.

(3)	Reflects the preliminary gain on the sale transaction, net of taxes.

(4)	Reflects the estimated current and deferred income taxes associated with the gain recognized upon closing of the sale transaction.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2018

(In Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$9,220	$(1,769	)(1)	$7,451
Related party sales	159	(6	)(1)	153
Total revenues	9,379	(1,775)		7,604

Cost of goods sold	7,351	(1,514	)(1)	5,837

Gross profit	2,028	(261)		1,767

Operating expenses:
Selling, general and administrative	825	(41	)(1)	784
Research and development	152	(7	)(1)	145
Restructuring, impairment and plant closing credits	(5)	(2	)(1)	(7)
Merger costs	2			2
Other operating expense, net	8			8
Total operating expenses	982	(50)		932
Operating income	1,046	(211)		835

Interest expense	(136)			(136)
Equity in income of investment in unconsolidated affiliates	55			55
Fair value adjustments to Venator investment	(62)			(62)
Loss on early extinguishment of debt	(3)			(3)
Other income, net	24	3	(1)	27
Income from continuing operations before income taxes	924	(208)		716

Income tax expense	(93)	52	(2)	(41)

Income from continuing operations	$831	$(156)		$675

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2017

(In Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$8,208	$(1,524	)(1)	$6,684
Related party sales	150	11	(1)	161
Total revenues	8,358	(1,513)		6,845

Cost of goods sold	6,546	(1,358	)(1)	5,188

Gross profit	1,812	(155)		1,657

Operating expenses:
Selling, general and administrative	793	(39	)(1)	754
Research and development	138	(6	)(1)	132
Restructuring, impairment and plant closing costs	20	(1	)(1)	19
Merger costs	28			28
Other operating income, net	(23)	7	(1)	(16)
Total operating expenses	956	(39)		917
Operating income	856	(116)		740

Interest expense	(181)			(181)
Equity in income of investment in unconsolidated affiliates	13			13
Loss on early extinguishment of debt	(54)			(54)
Other income, net	6			6
Income from continuing operations before income taxes	640	(116)		524

Income tax expense	(61)	44	(2)	(17)

Income from continuing operations	$579	$(72)		$507

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2016

(In Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
Revenues:
Trade sales, services and fees, net	$7,387	$(1,369	)(1)	$6,018
Related party sales	131	(3	)(1)	128
Total revenues	7,518	(1,372)		6,146

Cost of goods sold	5,993	(1,175	)(1)	4,818

Gross profit	1,525	(197)		1,328

Operating expenses:
Selling, general and administrative	768	(29	)(1)	739
Research and development	137	(7	)(1)	130
Restructuring, impairment and plant closing costs	47	(16	)(1)	31
Other operating income, net	(101)	2	(1)	(99)
Total operating expenses	851	(50)		801
Operating income	674	(147)		527

Interest expense	(215)			(215)
Equity in income of investment in unconsolidated affiliates	5			5
Loss on early extinguishment of debt	(3)			(3)
Other income, net	14			14
Income from continuing operations before income taxes	475	(147)		328

Income tax expense	(108)	53	(2)	(55)

Income from continuing operations	$367	$(94)		$273

(1)	Reflects the removal of results of operations related to the disposition of the Chemical Intermediates Businesses as a result of the sale transaction.

(2)	Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the net gain on the sale transaction.